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                                                                    Exhibit 99.2





                      SECOND AMENDMENT TO CREDIT AGREEMENT



         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is dated as of the 16th day of July, 1999, by and among FLOWERS INDUSTRIES, INC. (the "Borrower"), the BANKS listed on the signature pages hereof (collectively, the "Banks"), WACHOVIA BANK, N.A., as Agent (the "Agent"), THE BANK OF NOVA SCOTIA, as Documentation Agent (the "Documentation Agent"), and NATIONSBANK, N.A., as Syndications Agent (the "Syndications Agent");


                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Banks, the Agent, the Documentation Agent and the Syndications Agent executed and delivered that certain Amended and Restated Credit Agreement, dated as of January 30, 1998, as amended by a First Amendment to Credit Agreement dated as of September 24, 1998 (as so amended, the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Banks, the Agent, the Documentation Agent and the Syndications Agent have agreed to a certain amendment to the Credit Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Banks, the Agent, the Documentation Agent and the Syndications Agent hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Amendment to Section 5.17. Section 5.17 of the Credit Agreement hereby is deleted in its entirety, and the following is substituted therefor:


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                  SECTION 5.17. Adjusted Fixed Charges Coverage Ratio. At the
         end of each Fiscal Quarter, commencing with the Fiscal Quarter ending July 17, 1999, the ratio of Adjusted EBILT to Adjusted Consolidated Fixed Charges shall at all times be greater than (i) for the Fiscal Quarter ending July 17, 1999, 1.5 to 1.0, and (ii) for all Fiscal Quarters thereafter, 2.0 to 1.0.

         3. Substitution of New Compliance Certificate. Exhibit F to the Credit Agreement hereby is modified by deleting par3 thereof and substituting the following therefor:

         3.       Adjusted Fixed Charge Coverage Ratio (Section 5.17)

                  At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending July 17, 1999, the ratio of Adjusted EBILT to Adjusted Consolidated Fixed Charges shall at all times be greater than (i) for the Fiscal Quarter ending July 17, 1999,
                  1.5 to 1.0, and (ii) for all Fiscal Quarters thereafter, 2.0 to 1.0.

                  (a)      Adjusted Consolidated Net Income
                           Schedule 2                                $
                                                                      ---------

                  (b)      Adjusted Consolidated Interest
                           Expense - Schedule 2                      $
                                                                      ---------

                  (c)      payments on operating leases
                           and rental agreements                     $
                                                                      ---------

                  (d)      taxes - Schedule 2                        $
                                                                      ---------

                  (e)      sum of (a) plus (b) plus (c)
                           plus (d)                                  $
                                                                      ---------

                  (f)      sum of (b) plus (c)                       $
                                                                      ---------

                  Ratio of (e) to (f)
                                                                      ---------


                  Requirement                                    [> 1.5 to 1.0]
                                                                 [> 2.0 to 1.0]

         4. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Second Amendment and all other loan documents executed and/or delivered in connection herewith.

         5. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations


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of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         6. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

         21. Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         7. Section References. Section titles and references used in this Second Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         8. No Default. To induce the Agent and the Banks to enter into this Second Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

         9. Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.

         10. Governing Law. This Second Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         11. Condition Precedent. This Second Amendment shall become effective only upon execution and delivery of this Second Amendment by the Borrower, the Agent and the Required Banks.


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         IN WITNESS WHEREOF, the Borrower, the Agent and each of the Banks has caused this Second Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

FLOWERS INDUSTRIES, INC.,
as Borrower                      (SEAL)


By: /s/ C. M. Wood, III
    ----------------------------------
    Title: Senior Vice President and
           Chief Financial Officer

WACHOVIA BANK, N.A.,                                 THE BANK OF NOVA SCOTIA, as
as Agent and as a Bank     (SEAL)                    Documentation Agent and as
                                                     a Bank               (SEAL)


By: /s/ J. Timothy Toler                             By: /s/ Darlo H. Smith
    ----------------------------------                   ----------------------
    Title: Senior Vice President                         Title:


NATIONSBANK, N.A., as                                FIRST UNION NATIONAL BANK
Syndications Agent and as                            as a Bank            (SEAL)
a Bank                     (SEAL)

                                                     By: /s/ Michael Romanzo
By: /s/ Casey Cosgrove                                   ----------------------
    ----------------------------------                   Title: Bank Officer
    Title: Vice President

THE FIRST NATIONAL BANK                              SUNTRUST BANK, ATLANTA,
OF CHICAGO, as a Bank      (SEAL)                    as a Bank            (SEAL)


By: /s/ David McNeela                              By: /s/ Michel A. Odermatt
    ----------------------------------                 ------------------------
    Title: Vice President                              Title: Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., "RABOBANK
NEDERLAND", NEW YORK BRANCH,
as a Bank                  (SEAL)


By: /s/ Theodore W. Cox
    ----------------------------------
    Title: Vice President

By: /s/ Edward Peyser
    ----------------------------------
    Title: Vice President


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